FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated May 9, 2019

to the

Prospectus for Nonparticipating Variable Annuity Contract

(dated May 1, 2019)

This supplement updates certain information about the nonparticipating variable annuity contract (the “Contract”) included in the above referenced prospectus.  Please read this supplement carefully and retain it with your Contract prospectus for future reference.

This supplement amends the following disclosures in your prospectus.

1.   On page 6 of your prospectus, the table of Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets) is replaced with the following:

Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets)(6)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.31%

(6) For certain Investment Options, certain expenses were reimbursed or fees waived during 2018. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.31%

2.   On pages 6-7 of your prospectus, Examples 1 and 3 are replaced with the following:

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$913	$1,359	$1,816	$3,228

2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option B or D with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$820	$1,263	$1,716	$3,228

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options A or C, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$266	$878	$1,515	$3,228

Example 3

The third example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$913	$1,301	$1,699	$2,964

2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option B or D with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$820	$1,205	$1,598	$2,964

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options A or C, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$266	$817	$1,395	$2,964

(1)         Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three-and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option B or D, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge).”

3.  On page B-1 of Appendix B to your prospectus, the third paragraph, “Hypothetical Rates of Return” is revised to read as follows:

The variable annuity payments reflect five different assumptions for a constant investment return before fees and    expenses: 0.00%, 3.02%, 6.04%, 9.02%, and 12.00%. Net of all expenses, these constant returns are: -2.04%, 0.98%, 4.00%, 6.98%, and 9.96%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.79% of their average daily net assets. The mortality and expense risk charge is assumed to be at an annual rate of 1.25% of the illustrated Subaccount’s average daily net assets.

4. On page B-1 of Appendix B to your prospectus, the fourth bullet point under, “Assumptions on Which the Hypothetical Payment Option Agreement and Contract are Based” is revised to read as follows:

•                  The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.02%, 6.04%, 9.02%, and 12.00%

5.  On page B-3 of Appendix B to your prospectus, the chart of “Initial Monthly Payments for Each Year Shown, Assuming a Constant Rate of Return under Alternative Investment Scenarios” is replaced with the following:

Initial Monthly Payments for Each Year Shown,

Assuming a Constant Rate of Return under Alternative

Investment Scenarios

Contract Year	0.00% Gross -2.04% Net	3.02% Gross 0.98% Net	6.04% Gross 4.00% Net	9.02% Gross 6.98% Net	12.00% Gross 9.96% Net
1	1,000	1,000	1,000	1,000	1,000
2	942	971	1,000	1,029	1,057
3	887	943	1,000	1,058	1,118
4	836	915	1,000	1,088	1,182
5	787	889	1,000	1,120	1,250
6	741	863	1,000	1,152	1,321
7	698	838	1,000	1,185	1,397
8	658	814	1,000	1,219	1,477
9	620	790	1,000	1,254	1,562
10	584	767	1,000	1,290	1,651
11	550	745	1,000	1,326	1,746
12	518	723	1,000	1,364	1,846
13	488	702	1,000	1,404	1,952
14	459	682	1,000	1,444	2,064
15	433	662	1,000	1,485	2,182
16	408	643	1,000	1,528	2,307
17	384	624	1,000	1,571	2,439
18	362	606	1,000	1,617	2,579
19	341	588	1,000	1,663	2,727
20	321	571	1,000	1,710	2,883
21	302	555	1,000	1,759	3,048
22	285	539	1,000	1,810	3,223
23	268	523	1,000	1,862	3,407
24	253	508	1,000	1,915	3,603
25	238	493	1,000	1,970	3,809

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If you have any questions regarding this supplement, please contact our Home Office at 1-800-247-4170 or contact your Farm Bureau Agent.